SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2005

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX, , N/A                         75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2005


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  VP
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2005


                             Payment Date: 02/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        17,203,979.80    4.267247%       374,406.12     61,178.03      435,584.15       0.00       0.00
                        2A1        55,971,881.09    4.920384%     1,717,401.03    229,502.62    1,946,903.65       0.00       0.00
Residual                2AR                 0.00    4.920384%             0.00          0.00            0.00       0.00       0.00
                        2RL                 0.00    4.920384%             0.00          0.00            0.00       0.00       0.00
                        3A1        24,915,780.62    5.116960%        29,557.24    106,244.20      135,801.44       0.00       0.00
                        3A2         1,311,828.70    5.116960%         1,556.20      5,593.81        7,150.02       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,541,234.72    4.871084%         2,158.05     10,315.47       12,473.52       0.00       0.00
                        B2          1,139,345.00    4.871084%           967.55      4,624.87        5,592.42       0.00       0.00
                        B3            614,255.57    4.871084%           521.63      2,493.41        3,015.04       0.00       0.00
                        B4            613,264.83    4.871084%           520.79      2,489.39        3,010.18       0.00       0.00
                        B5            438,895.51    4.871084%           372.72      1,781.58        2,154.30       0.00       0.00
                        B6            263,049.27    4.871084%           223.39      1,067.78        1,291.16       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        105,013,515.11     -            2,127,684.72    425,291.17    2,552,975.89     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        16,829,573.67              0.00
                                2A1        54,254,480.06              0.00
Residual                        2AR                 0.00              0.00
                                2RL                 0.00              0.00
                                3A1        24,886,223.39              0.00
                                3A2         1,310,272.50              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,539,076.67              0.00
                                B2          1,138,377.45              0.00
                                B3            613,733.93              0.00
                                B4            612,744.04              0.00
                                B5            438,522.79              0.00
                                B6            262,825.88              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        102,885,830.39     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    17,203,979.80     4.267247% 32051DV33    14.256573      2.329527    640.833664
                           2A1    55,971,881.09     4.920384% 32051DV41    16.980769      2.269203    536.440112
Residual                   2AR             0.00     4.920384% 32051DV58     0.000000      0.000000      0.000000
                           2RL             0.00     4.920384% 32051DV66     0.000000      0.000000      0.000000
                           3A1    24,915,780.62     5.116960% 32051DV74     0.708977      2.548434    596.935078
                           3A2     1,311,828.70     5.116960% 32051DV82     0.708977      2.548434    596.935078
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,541,234.72     4.871084% 32051DV90     0.841346      4.021627    989.893439
                           B2      1,139,345.00     4.871084% 32051DW24     0.841346      4.021627    989.893439
                           B3        614,255.57     4.871084% 32051DW32     0.841346      4.021627    989.893439
                           B4        613,264.83     4.871084% 32051DW40     0.841346      4.021627    989.893439
                           B5        438,895.51     4.871084% 32051DW57     0.841346      4.021627    989.893439
                           B6        263,049.27     4.871084% 32051DW65     0.841346      4.021627    989.893545
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     105,013,515.11       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        17,683,043.67    57,575,249.01    27,627,537.68
Loan count                     35              114               55
Avg loan rate           4.548247%        5.182384%        5.371960%
Prepay amount          350,716.05     1,684,069.35         1,665.64

                          Total
                          -----
Prin balance       102,885,830.36
Loan count                    204
Avg loan rate                5.12
Prepay amount        2,036,451.04

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         3,671.92        12,056.57         5,624.25
Sub servicer fees          466.51           592.95           115.25
Trustee fees                90.29           296.47           138.30


Agg advances                  N/A              N/A              N/A
Adv this period              0.00         1,965.03             0.00

                          Total
                          -----
Master serv fees        21,352.75
Sub servicer fees        1,174.71
Trustee fees               525.07


Agg advances                  N/A
Adv this period          1,965.03

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.662082%           100.000000%             99,403,470.21
   -----------------------------------------------------------------------------
   Junior            5.337918%             0.000000%              5,605,280.77
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   449,150.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 1                   449,150.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            2,552,975.89          2,552,975.89
Principal remittance amount            2,127,684.72          2,127,684.72
Interest remittance amount               425,291.17            425,291.17